UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 12, 2019

NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street, Suite 100
Lincoln,	Nebraska	68508
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (402) 458-2370
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 per Share	NNI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 7.01 Regulation FD Disclosure.
On November 12, 2019, Nelnet, Inc. (the "Company") issued a press release announcing it had re-filed an application with the Federal Deposit Insurance Corporation (“FDIC”) and the Utah Department of Financial Institutions to establish Nelnet Bank, a Utah-chartered industrial bank. A copy of the press release is furnished as Exhibit 99.1 to this report.
The above information and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
On November 12, 2019, the Company announced it had re-filed an application with the FDIC and the Utah Department of Financial Institutions to establish Nelnet Bank, a Utah-chartered industrial bank. If the charter is granted, Nelnet Bank would operate as an internet bank franchise focused on the private education loan marketplace, with a home office in Salt Lake City. Nelnet Bank would be a separate subsidiary of the Company, and the industrial bank charter would allow the Company to maintain its other diversified business offerings. Nelnet Bank will be funded with an initial capital commitment of $100.0 million from the Company. The Company expects the charter application process to take an extended period of time.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are furnished or filed as part of this report:

Exhibit No.	Description

99.1*	Press Release dated November 12, 2019 - "Nelnet Re-Files Application for Industrial Bank Charter with the FDIC and the Utah Department of Financial Institutions."
104**	Cover Page Interactive Data File (formatted as Inline XBRL and included as Exhibit 101).

* Furnished herewith
** Filed herewith

Forward-looking and cautionary statements
This report contains forward-looking statements that involve risks and uncertainties. The words “expect,” “will,” “would,” and similar expressions, as well as statements in future tense, are intended to identify forward-looking statements. No assurance can be given that the results expressed or implied in any forward-looking statements will be achieved, and actual results could be affected by one or more risks and uncertainties, which could cause them to differ materially. Among the key risks and uncertainties that may have a direct bearing on the Company’s future operating results, performance, or financial condition expressed or implied by the forward-looking statements are the risk that the announced industrial bank charter application may not result in the grant of a charter within the expected timeframe or at all; the uncertain nature of the expected benefits from obtaining an industrial bank charter; and other risks and uncertainties set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent quarterly reports on Form 10-Q. All forward-looking statements contained in this report are qualified by these cautionary statements and are made only as of the date of this report. Although the Company may from time to time voluntarily update or revise its prior forward-looking statements to reflect actual results or changes in the Company’s expectations, the Company disclaims any commitment to do so except as required by securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 12, 2019
NELNET, INC.
By: /s/ JAMES D. KRUGER
Name: James D. Kruger
Title: Chief Financial Officer